Exhibit 10.2

SECURITY AGREEMENT

This SECURITY AGREEMENT, is dated as of March 18, 2014 (this “Agreement”) by and among The Management Network Group, Inc., a Delaware corporation (the “Pledgor”), and Elutions Capital Ventures S.à r.l, a company incorporated in Luxembourg (the “Secured Party”).

WHEREAS, the Pledgor and Elutions, Inc., a Delaware corporation (“Elutions”), have entered into an Investment Agreement, dated February 25, 2014 (the “Investment Agreement”), pursuant to which Cartesian Limited, a company organized under the laws of England and Wales and a wholly-owned Subsidiary of Pledgor (“Cartesian”), issued a Secured Loan Note Deed, dated the date hereof, to Secured Party, whereby Cartesian borrowed Three Million Two Hundred Sixty-Eight Thousand Six Hundred Sixty-Four United States Dollars ($3,268,664) from the Secured Party;

WHEREAS, the Pledgor has entered into that certain Guaranty (the “Guaranty”), of even date herewith, in favor of the Secured Party; and

WHEREAS, as security for (i) Cartesian’s obligations arising under the Note issued pursuant to the Investment Agreement, and (ii) the Pledgor’s obligations under the Guaranty, the Pledgor has agreed to grant to the Secured Party a first priority security interest (subject to certain other permitted liens and exceptions as provided herein) in and to all of (a) the equipment sold by Elutions and/or its Affiliates to the Pledgor for purposes of supplying such equipment to clients pursuant to the Ancillary Business Documents for purposes of supplying such equipment to clients pursuant to Booked Orders and related Client Statements of Work, and (b) the accounts receivable due and owing to the Pledgor in connection with Booked Orders and related Client Statements of Work, on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.          Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Investment Agreement. All terms defined in the Uniform Commercial Code of the State of New York (the “UCC”) and used herein shall have the same definitions herein as specified therein; provided, however, that the term “instrument” shall be such term as defined in Article 9 of the UCC rather than Article 3. The term “Secured Obligations,” as used herein, means all of the indebtedness, obligations and liabilities of the Pledgor to the Secured Party, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the Note and the Guaranty.

Section 2.          Grant of Security Interest. The Pledgor hereby grants to the Secured Party, to secure the payment and performance in full of all of the Secured Obligations, a lien on and a security interest in and so pledges and assigns to the Secured Party the following properties, assets and rights of the Pledgor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the “Collateral”): all of (i) the equipment sold by Elutions and/or its Affiliates to the Pledgor pursuant to the Ancillary Business Documents for purposes of supplying such equipment to clients pursuant to Booked Orders and related Client Statements of Work (collectively, “Equipment Collateral”), and (ii) the accounts receivable due and owing to the Pledgor in connection with Booked Orders and related Client Statements of Work (and all books and records relating to the foregoing), on the terms and conditions set forth herein.

Section 3.          Authorization to File Financing Statements. The Pledgor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any applicable jurisdiction any financing statements (or equivalent) and amendments thereto that (a) describe the Collateral as set forth in Section 2, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment.

Section 4.          Other Actions. The Pledgor further agrees, at any time and from time to time, to take any other action reasonably requested by the Secured Party to ensure the attachment, perfection and first priority of (other than Permitted Liens), and the ability of the Secured Party to enforce, the Secured Party’s security interest in any and all of the Collateral including, without limitation, (a) promptly executing and delivering (i) financing or continuation statements and/or amendments relating thereto under the UCC, to the extent, if any, that the Pledgor’s signature thereon is required therefor and (ii) such other instruments or notices, as the Secured Party may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by the Pledgor hereunder or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral under any applicable Laws, (b) at the request of the Secured Party, causing the Secured Party’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce its security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce its security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (e) taking all actions required by any earlier versions of the UCC or by other Law, as applicable in any relevant jurisdiction, or by other Law as applicable in any foreign jurisdiction and (f) deliver to the Secured Party evidence that all other action that the Secured Party may deem reasonably necessary or desirable in order to perfect and protect the security interest created by the Pledgor in the Collateral under this Agreement has been taken. The Pledgor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral as the Security Party may reasonably request, all in reasonable detail.

Section 5.          Representations and Warranties Concerning Pledgor’s Legal Status. The Pledgor represents and warrants to the Secured Party as follows: (a) the Pledgor’s exact legal name is as indicated on the signature page hereof; (b) the Pledgor has not, nor has any business or organization to which the Pledgor became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, had any other legal names, now or at any time during the past five (5) years other than the name set forth in the preamble hereof; and (c) the Pledgor is an organization of the type and incorporated in the jurisdiction set forth in the preamble hereof.

Section 6.          Covenants Concerning Pledgor’s Legal Status. The Pledgor covenants with the Secured Party that without providing at least thirty (30) days prior written notice to the Secured Party (or such shorter period acceptable to the Secured Party), the Pledgor shall not change its legal name or jurisdiction of incorporation.

Section 7.          Representations and Warranties Concerning Collateral, Etc. The Pledgor further represents and warrants to the Secured Party as follows: (a) the Pledgor is the owner of the Collateral, free from any Lien, except for Permitted Liens and the security interest created by this Agreement, and that when the actions specified in Sections 3 and 4 have been taken, under Article 9 of the UCC, the Secured Party shall have a fully perfected Lien on, and security interest in, all right, title and interest of the Pledgor in such Collateral, in each case prior and superior in right to any other Person, except for Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of, “farm products” as defined in Section 9-102(a)(34) of the UCC, and (c) unless and to the extent approved by Secured Party in writing, none of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral.

Section 8.          Covenants Concerning Collateral, Etc. The Pledgor further covenants with the Secured Party as follows: (a) except for the security interest herein granted and Permitted Liens, the Pledgor shall be the owner of the Collateral free from any Lien, and the Pledgor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (b) except for Permitted Liens, the Pledgor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Secured Party, (c) the Pledgor shall keep the Collateral in good order and repair and shall not use the same in material violation of Law or any policy of insurance thereon, ordinary wear and tear excepted, (d) the Pledgor shall permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time, wherever located, (e) the Pledgor shall pay promptly when due all material taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement, except such taxes, assessments, governmental charges and levies, if any, as are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (f) the Pledgor shall continue to operate its business in material compliance with all applicable Laws, and (g) the Pledgor shall not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein other than (i) equipment constituting Collateral sold or otherwise provided to clients by Pledgor pursuant to Booked Orders and related Client Statements of Work, or (ii) in the ordinary course of business consistent with past practices.

Section 9.          Insurance. The Pledgor shall maintain with financially sound and reputable insurers insurance with respect to the Equipment Collateral against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas. Upon the occurrence and continuation of an Event of Default (as defined in the Note) under the Note, the proceeds of any casualty insurance in respect of any casualty loss of any of the Equipment Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, be promptly paid to and held by the Secured Party as cash collateral for the Secured Obligations. The Secured Party may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Secured Party may reasonably prescribe, for direct application by the Pledgor solely to the repair or replacement of the Equipment Collateral so damaged or destroyed, or the Secured Party may apply all or any part of such proceeds to the Secured Obligations.

Section 10.         Collateral Protection Expenses; Preservation of Collateral.

10.1.     Expenses Incurred by Secured Party. On failure of Pledgor to perform any of the covenants or agreements herein contained, the Secured Party may, in its discretion and upon reasonable prior notice to Pledgor, discharge taxes and other encumbrances at any time levied or placed on any of the Collateral, make repairs thereto and pay any necessary filing fees. The Pledgor agrees to reimburse the Secured Party on demand for any and all expenditures so made. The Secured Party shall have no obligation to the Pledgor to make any such expenditures, nor shall the making thereof relieve the Pledgor of any default.

10.2.     Secured Party’s Obligations and Duties. Anything herein to the contrary notwithstanding, the Pledgor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Pledgor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Pledgor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times.

Section 11.         Collection and Settlement. The Secured Party may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Secured Obligations. Whether or not any Secured Obligations are due, the Secured Party may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it reasonably deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Secured Obligations, any deposits or other sums at any time credited by or due from the Secured Party to the Pledgor may at any time following the occurrence and continuation of an Event of Default be applied to or set off against any of the Secured Obligations then due and owing.

Section 12.         Notification to Account Debtors and Other Persons Obligated on Collateral. The Pledgor shall hold any proceeds of the Collateral received by the Pledgor while an Event of Default has occurred and is continuing as trustee for the Secured Party without commingling the same with other funds of the Pledgor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of the Collateral received by the Secured Party pursuant to this Section 12 to the Secured Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

Section 13.          Power of Attorney.

13.1.       Appointment and Powers of Secured Party.

(a)          Upon the occurrence and during the continuance of an Event of Default, the Pledgor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Pledgor or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives such attorneys the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor, to generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the UCC and this Agreement and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do at the Pledgor’s expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve or realize upon the Collateral and the Secured Party’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Pledgor might do, including, without limitation, the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral.

(b)          The Pledgor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Pledgor or in the Secured Party’s own name and hereby gives such attorneys the power and right, on behalf of the Pledgor, without notice to or assent by the Pledgor, to the extent that the Pledgor’s authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Pledgor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Pledgor’s name such financing statements and amendments thereto and continuation statements which may require the Pledgor’s signature.

13.2.       Ratification by Pledgor. To the extent permitted by Law, the Pledgor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

13.3.       No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers.

Section 14.         Remedies. If an Event of Default shall have occurred and be continuing, the Secured Party may, without notice to or demand upon the Pledgor, declare or deem this Agreement to be in default, and the Secured Party shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Pledgor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. Upon the occurrence of an Event of Default that is continuing, the Secured Party may in its discretion require the Pledgor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Pledgor’s principal office(s) or at such other locations as the Secured Party may designate and that are reasonably convenient to Pledgor and Secured Party. In addition, the Pledgor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party’s rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

Section 15.         Further Assurances. If at any time after the six (6) month anniversary of the date hereof, but prior to the indefeasible payment and performance in full of all Secured Obligations, the fair market value of the Collateral (as reasonably determined by the Secured Party) is less than five (5) times the aggregate value of (i) the principal amount of, (ii) accrued, but unpaid interest, under, and (iii) any fees due and owing under, the then outstanding Note, then the Pledgor shall cause Cartesian to promptly, but no later than thirty (30) days following receipt of the request by Elutions, enter into a security agreement with the Secured Party, in form and substance substantially similar to this Agreement with such deviations where required to account for UK Law and mutually agreeable to the Secured Party and Cartesian, pursuant to which Cartesian shall grant the Secured Party a first priority security interest in and to, and charge over, (a) the equipment sold by Elutions and/or its Affiliates to Cartesian for purposes of supplying such equipment to clients pursuant to Booked Orders and related Client Statements of Work and (b) the accounts receivable due and owing to Cartesian in connection with the Booked Orders and related Client Statements of Work.

Section 16.         No Waiver by Secured Party, etc. The Secured Party shall not be deemed to have waived any of its rights upon or under the Secured Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of the Secured Party with respect to the Secured Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

Section 17.         Suretyship Waivers by Pledgor. The Pledgor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Secured Obligations and the Collateral, the Pledgor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto. The Pledgor further waives any and all other suretyship defenses.

Section 18.         Marshalling. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it shall not invoke any Law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Pledgor hereby irrevocably waives the benefits of all such Laws.

Section 19.         Proceeds of Dispositions; Expenses. The Pledgor shall pay to the Secured Party on demand any and all reasonable expenses, including reasonable attorneys’ fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party’s rights under or in respect of this Agreement, any of the Secured Obligations or any of the Collateral. After deducting such expenses, the residue of any proceeds of collection or sale of the Secured Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Secured Obligations in such order or preference as the Secured Party may determine, proper allowance and provision being made for any Secured Obligations not then due. Upon the final payment and satisfaction in full of all of the Secured Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the UCC, any excess shall be returned to the Pledgor, and the Pledgor shall remain liable for any deficiency in the payment of the Secured Obligations.

Section 20.         Overdue Amounts. Until paid, all amounts due and payable by the Pledgor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at an interest rate equal to the then applicable default interest rate under the Note (without duplication of amounts payable under the Note).

Section 21.         Termination of Security Interests; Releases of Collateral.

21.1.     Upon any delivery or shipment of any Equipment Collateral to a client by or on behalf of Pledgor, or otherwise upon any installation or deployment of such Equipment Collateral, pursuant to a Booked Order or Client Statement of Work, the security interests on such Equipment Collateral as granted hereunder shall terminate.

21.2.     Upon the indefeasible payment and performance in full of all Secured Obligations, the security interests on the Collateral and all obligations of the Pledgor under this Agreement shall terminate and all rights to and interests in the Collateral pledged by the Pledgor shall revert to the Pledgor.

21.3.     Upon any such termination of the Secured Obligations or release of Collateral, the Secured Party shall execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the termination of the relevant security interests or the release of the relevant Collateral, as the case may be.

21.4.     Notwithstanding anything to the contrary contained herein, any settlement or discharge between the Pledgor and the Secured Party or termination of this Agreement shall be conditional upon no security or payment to the Secured Party by the Pledgor or any other person on behalf of the Pledgor, as the case may be, being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency, liquidation or similar laws of general application for the time being in force and, if any such security or payment is so avoided or reduced, the Secured Party shall be entitled to recover the value or amount of such security or payment from the Pledgor subsequently as if such settlement or discharge had not occurred.

Section 22.         Notices. All notices, demands, requests, consents or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, or (b) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of delivery. Such notices, demands, requests, consents and other communications shall be sent to the following Persons at the following addresses:

(i)          if to a Pledgor, to:

The Management Network Group, Inc.
7300 College Boulevard, Suite 302
Overland Park, Kansas 66210
Attention: CEO/President and General Counsel

(ii)         if to Secured Party, to:

Elutions Capital Ventures S.à r.l

c/o Elutions, Inc.
601 East Twiggs Street
Tampa, Florida 33602

Attention: Chairman/CEO and General Counsel

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

Section 23.         Governing Law, Jurisdiction and Disputes; Service of Process.

23.1.     This Agreement and all claims or causes of action (whether in tort, contract or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) shall be governed by and construed in accordance with the Laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of New York.

23.2.     Each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the any New York State court sitting in the County of New York, the State of New York or the United States District Court for the Southern District of New York, and, in each case, any appellate court therefrom. Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of such courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 23.2, (b) any claim that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each of the parties hereto agrees that service of process upon such party in any such action or proceeding shall be effective if such process is given as a notice in accordance with Section 22. Each of the parties agrees that the final judgment of any such court shall be enforceable in any court having jurisdiction over the relevant party or any of its assets.

23.3.     The Secured Party and the Pledgor hereby consent generally in respect of any legal action or proceeding arising out of or in connection with this Agreement to the giving of any relief or the issue of any process in connection with such action or proceeding including, without limitation, the making, enforcement or execution against any property whatsoever of it (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

Section 24.         EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY DIRECT OR INDIRECT ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY ( A ) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, ( B ) MAKES THIS WAIVER VOLUNTARILY, AND ( C ) ACKNOWLEDGES THAT EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS CONTAINED IN THIS SECTION 24.

Section 25.         Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Pledgor acknowledges receipt of a copy of this Agreement. Any provision of this Agreement may be amended, supplemented, modified or waived only if such amendment, supplement, modification or waiver is in writing and is signed by the Pledgor and the Secured Party.

Section 26.         Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Pledgor and the Secured Party and its respective successors and permitted assigns; provided, however, that neither the Secured Party (except as provided below) nor the Pledgor shall have the right to assign its rights or obligations hereunder without the prior written consent of the other parties (such consent to be granted or withheld in the sole discretion of such other parties); provided, further, that the Secured Party may freely assign its rights or obligations under this Agreement to any of its Affiliates (without obtaining the consent of the Pledgor) and the Secured Party shall promptly notify the Pledgor of such assignment.

Section 27.         Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[signature page follows]

IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PLEDGOR:		SECURED PARTY:

THE MANAGEMENT NETWORK GROUP, INC.		ELUTIONS CAPITAL VENTURES S.À R.L

By:	/s/ Donald E. Klumb	By:	/s/ William P. Doucas
	Name: Donald E. Klumb		Name: William P. Doucas
	Title: Chief Executive Officer, President		Title: Manager
and Chief Financial Officer